UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2026

WINVEST ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40796	86-2451181
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

125 Cambridgepark Drive, Suite 301

Cambridge, Massachusetts

02140

(Address of principal executive offices)

Registrant’s telephone number, including area code: (617) 658-3094

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, one redeemable Warrant, and one right	WINVU	OTC Markets Group Inc.
Common Stock, par value $0.0001 per share	WINV	OTC Markets Group Inc.
Warrants to acquire 1/2 of a share of Common Stock	WINVW	OTC Markets Group Inc.
Rights to acquire one-fifteenth of one share of Common Stock	WINVR	OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934(§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

At a special meeting of the Company’s stockholders held on September 15, 2026 (the “Extension Meeting”), the Company’s stockholders approved a proposal (the “Trust Amendment Proposal”) to amend the Investment Management Trust Agreement (the “Trust Agreement”), dated as of September 14, 2021, by and between the Company and Continental Stock Transfer and Trust Company (“Continental”), to extend the date on which Continental must liquidate the Trust Account (the “Liquidation Date”) from September 17, 2026 to October 17, 2026, and to allow the Company, without another stockholder vote, to further extend the Liquidation Date up to five times, for up to an additional one month each time, from October 17, 2026 to March 17, 2027, by causing $30,000 to be deposited into the Trust Account for each such extension (the “Trust Agreement Extension Amendment”). On September 16, 2026, the Company and Continental entered into the Trust Agreement Extension Amendment.

The foregoing description of the Trust Agreement Extension Amendment is a summary only and is qualified in its entirety by reference to the full text of the Trust Agreement Extension Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

On September 16, 2026, the Company issued an unsecured promissory note in the principal amount of $180,000 (the “Note”) to the Sponsor, pursuant to which the Sponsor agreed to loan to the Company up to $180,000 in connection with the extension of the date (the “Termination Date”) by which the Company must consummate an initial business combination (“Business Combination”). The Note does not bear interest and matures upon the earlier of (a) the closing of a Business Combination and (b) the Company’s liquidation. In the event that the Company does not consummate a Business Combination, the Note will be repaid only from amounts remaining outside of the Trust Account, if any.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Extension Meeting, the Company’s stockholders approved an amendment to the Company’s amended and restated certificate of incorporation, as amended (the “Certificate of Incorporation,” and such amendment, the “Extension Amendment”), to extend the Termination Date from September 17, 2026 (the “Current Termination Date”) to the Charter Extension Date, and to allow the Company, without another stockholder vote, to elect to extend the Termination Date on a monthly basis for up to five times by an additional one month (or such shorter period as may be requested by the Sponsor) each time (each, an “Extension”) after the Charter Extension Date, by resolution of the Company’s board of directors, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until March 17, 2027, or a total of up to six months after the Current Termination Date, unless the closing of the Company’s Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”). Following stockholder approval of the Extension Amendment Proposal at the Extension Meeting, on September 18, 2026, the Company filed the Extension Amendment with the Delaware Secretary of State.

The foregoing description of the Extension Amendment is a summary only and is qualified in its entirety by reference to the full text of the Extension Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 15, 2026, the Company held the Extension Meeting to approve (i) the Extension Amendment Proposal, (ii) the Trust Amendment Proposal, and (iii) a proposal to adjourn the Extension Meeting, if necessary, in the event there were insufficient shares of Common Stock represented to constitute a quorum at the Extension Meeting or approve the Extension Amendment Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”), each as more fully described in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on August 25, 2026.

Holders of 3,029,173 shares of Common Stock held of record as of August 19, 2026, the record date for the Extension Meeting, were present in person or by proxy, representing approximately 98.32% of the voting power of the shares of Common Stock issued and outstanding as of the record date for the Extension Meeting, and constituting a quorum for the transaction of business.

The voting results for the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal were as follows:

The Extension Amendment Proposal

For	Against	Abstain
3,029,173	0	0

The Trust Amendment Proposal

For	Against	Abstain
3,029,173	0	0

The Adjournment Proposal

For	Against	Abstain
3,029,173	0	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibits	Description
3.1	Extension Amendment to Amended and Restated Certificate of Incorporation
10.1	Amendment No. 9 to Investment Management Trust Agreement, dated September 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee
10.2	Promissory Noted dated September 16, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 18, 2026

WINVEST ACQUISITION CORP.

By:	/s/ Manish Jhunjhunwala
Name:	Manish Jhunjhunwala
Title:	Chief Executive Officer and Chief Financial Officer